SIGNATURE PAGE OF PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                                       FOR
                             PATRICK MORIARITY, JR.

                       INDIVIDUAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

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                                    NUMBER OF SHARES 60,000 x $0.125 = $ 7,500
                                                     ------   ------     ------
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

      X   /s/ Patrick Moriarity, Jr.
     ----------------------------------------         --------------------------------
     Signature                                        Signature (if purchasing jointly)

        Patrick Moriarity, Jr.
     ----------------------------------------         --------------------------------
     Name Typed or Printed                            Name Typed or Printed

        161 Wheelers Lane
     ----------------------------------------         --------------------------------
     Address                                          Address

     Kings Heath, Birmingham B13 0SU UK
     ----------------------------------------         --------------------------------
     City, State and Zip Code                         City, State and Zip Code


     Telephone - Business                             Telephone - Business


     Telephone - Residence                            Telephone - Residence


     Facsimile - Business                             Facsimile - Business


     Facsimile - Residence                            Facsimile - Residence


     Tax ID# or Social Security                       Tax ID# or Social Security

Name in which Shares should be issued:    Patrick Moriarity, Jr.
                                      ------------------------------------------

Dated:
         -----------------------------------

This Subscription Agreement is agreed to and accepted as of  October 28, 2000
                                                            --------------------

                                   IGOHEALTHY.COM, INC.

                                           /s/ Bill Glaser
                                           ------------------
                                   Name:  Bill Glaser
                                   Title: Secretary and Chief Operating Officer


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